Exhibit 10.25

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of March 15, 2013 (this “Agreement”), to the Credit Agreement, dated as of January 18, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among American Residential Leasing Company, LLC, as Borrower, American Residential Properties, Inc., as a Guarantor, American Residential GP, LLC, as a Guarantor, American Residential Properties OP, L.P. (the “Operating Partnership”), as a Guarantor, American Residential Properties TRS, LLC, as a Guarantor, certain subsidiaries of the Operating Partnership as Guarantors, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as L/C Issuer thereunder, and each lender from time to time party thereto (collectively, the “Lenders”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as herein set forth;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

1.1 Section 2.17(a)(i)(x)(3). Section 2.17(a)(i)(x)(3) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(3) a writing in form reasonably satisfactory to the Administrative Agent and signed by a Responsible Officer of the Borrower certifying that such Investment Property is wholly-owned and controlled by a Borrowing Base Loan Party;

1.2 Section 2.17(a)(xvii). The following paragraph is hereby added to the Credit Agreement as Section 2.17(a) (xvii) thereof:

(xvii) within thirty days following the inclusion of an Investment Property in the Borrowing Base Amount, the Borrower or other applicable Borrowing Base Loan Party shall have delivered to the Administrative Agent a copy of the policy of title insurance or title insurance commitment received by the Borrower or such other Borrowing Base Loan Party in connection with its purchase of such Investment Property, giving effect to the applicable Borrowing Base Loan Party’s ownership of such Investment Property; for the avoidance of doubt, if the Borrower or other applicable Borrowing Base Loan Party fails to deliver a copy of the policy of title insurance or title insurance commitment with respect to any Investment Property within such thirty day period, (i) such Investment Property shall no longer satisfy all of the Borrowing Base Eligibility Criteria and shall automatically be removed from the calculation of the Borrowing Base Amount pursuant to Section 2.17(b) and (ii) the Borrower shall comply with the requirements of Section 2.17(b) in connection with such removal.

1.3 Section 4.02(h) and Section 11.19. The reference to “March 19, 2013” in Section 4.02(h) and Section 11.19 of the Credit Agreement is hereby deleted and replaced with a reference to “March 22, 2013.”

SECTION 2. Conditions of Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing:

(a) Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed by the Loan Parties, the Administrative Agent and the Required Lenders.

(b) Representations and Warranties. All representations and warranties contained in Section 3 of this Agreement shall be true.

SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing;

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

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(f) nothing contained in this Agreement, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

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SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMERICAN RESIDENTIAL LEASING COMPANY, LLC

By:	/s/ Stephen G. Schmitz

	Name:	Stephen G. Schmitz

	Title:	Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

GUARANTORS:

AMERICAN RESIDENTIAL PROPERTIES, INC.

By:	/s/ Stephen G. Schmitz

	Name:	Stephen G. Schmitz

	Title:	Chief Executive Officer

AMERICAN RESIDENTIAL GP, LLC

By:	/s/ Stephen G. Schmitz

	Name:	Stephen G. Schmitz

	Title:	Chief Executive Officer

AMERICAN RESIDENTIAL PROPERTIES OP, L.P.

By: American Residential GP, LLC, its general partner

By:	/s/ Stephen G. Schmitz

	Name:	Stephen G. Schmitz

	Title:	Chief Executive Officer

AMERICAN RESIDENTIAL PROPERTIES TRS, LLC

By:	/s/ Stephen G. Schmitz

	Name:	Stephen G. Schmitz

	Title:	Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Michael W. Edwards

	Name:	Michael W. Edwards

	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Michael W. Edwards

	Name:	Michael W. Edwards

	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Nick Zangari

	Name:	Nick Zangari

	Title:	Vice President

Signature Page to First Amendment to Credit Agreement

JEFFERIES GROUP, INC., as a Lender

By:	/s/ John Stacconi

	Name:	John Stacconi

	Title:	Global Treasurer

Signature Page to First Amendment to Credit Agreement

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ James M. Armstrong

	Name:	James M. Armstrong

	Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement